Income Taxes - Schedule of Deferred Tax Assets and Liabilities (Details) - USD ($) $ in Thousands	Mar. 31, 2026	Mar. 31, 2025
Deferred Tax Assets
Net operating loss carryover	$ 725	$ 478
Valuation allowance	(725)	(478)
Deferred tax assets, Total
Deferred Tax Liabilities
Temporary difference on property and equipment	(135)	(185)
Basis difference of customer backlog from acquisitions	(120)	(70)
Deferred tax liabilities, Total	(237)	(255)
Net deferred tax liability	$ (237)	$ (255)